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                                                                   Exhibit 10.46



                             ****CONFIDENTIAL****
              R. Crouch Separation Agreement and Complete Release



                       CONFIDENTIAL SEPARATION AGREEMENT
                             AND COMPLETE RELEASE

WHEREAS, RESPIRONICS, INC. (hereinafter referred to as "RI") employed Robert D.
               Crouch (hereinafter referred to as "Separating Employee") pursuant to an employment agreement dated December 1, 1994 (the "Employment Agreement");

AND WHEREAS, RI and Separating Employee wish to resolve any and all matters between them relating to Separating Employee's employment with RI, or with any affiliates of RI, and the termination thereof.

NOW THEREFORE, Separating Employee and RI, each intending to be legally bound by, and in consideration of, the following mutual promises and covenants, do agree as follows:

I. Separating Employee's last day of work with RI will be on October 13, 2000. Thereafter, Separating Employee will cease accruing time or credit (vesting or otherwise) with respect to any type of RI-related benefit including, but not limited to, vacation, 401(k) plan, stock options, etc., and Separating Employee hereby waives any claim to the contrary.

II.       Future Payments and Benefits:

          A. RI will pay Separating Employee (or his estate in the event Separating Employee passes away) an amount equal to $514,388.99. This amount will be paid out over a one-hundred and eleven (111) week period in fifty-five (55) payments of $9,268.27, paid bi-weekly, and one payment of $4,634.14. These payments represent separation pay, and RI will withhold appropriate federal, state, and local income taxes from these payments. RI will not withhold any amounts for any other benefit or program, except as expressly provided herein.

          B. Separating Employee's company medical and dental insurance coverage ceases no later than the last day of November, 2002. Between October 31, 2000 and November 30, 2002, he may continue coverage for medical and dental, if he elects to do so. RI will participate in the payment of Separating Employee's medical and dental insurance premiums for coverage for a maximum period ending in November, 2002. The percentage RI contributes to such insurance premiums will be the same percentage it contributed in January, 2000. Separating Employee will be responsible for the same percentage of the premiums that he paid in January, 2000. By executing this Separation Agreement and Complete Release, Separating Employee authorizes RI to deduct from his separation payments sufficient funds to cover his portion of the monthly premium for these insurances. After November 30, 2002, Separating Employee will be offered COBRA.

               Separating Employee's Basic Life, Optional Life, and Dependent Life insurance will cease on October 13, 2000. Separating Employee will receive a MetLife Conversion Form to convert his group life benefits to a personal policy with MetLife Insurance Company. Conversion must be requested within 31 days from October 13, 2000.

               If Separating Employee participated in the Flexible Spending Accounts, he should be aware of these important facts: his bi-weekly contributions stop effective October 13, 2000, and in order to request reimbursement from his Health Care Spending Account or Dependent Day Care Spending Account for 2000, he must have incurred the expenses

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                             ****CONFIDENTIAL****
              R. Crouch Separation Agreement and Complete Release


               prior to that date. Separating Employee will have until March 31, 2001 to submit a claim requesting reimbursement on his flexible spending accounts for 2000, but his expenses must have been incurred no later than his last day worked. If Separating Employee has any questions about his benefits, he may contact Rosalie Carter in Human Resources.

          C. Notwithstanding section II.B., if Separating Employee obtains employment which provides for company-sponsored medical or dental insurance benefits before November 30, 2002, Separating Employee has a choice to either (i) remain on the RI insurance benefit plans as described above or (ii) join the new company-sponsored insurance benefit plans. If Separating Employee elects to join the new company-sponsored insurance benefit plans, the medical and dental benefits described in section II.B shall immediately cease on the earlier of the date on which the new benefits become effective and November 30, 2002, provided that RI will pay to Separating Employee the difference, if any, between the premium Separating Employee paid under the RI plans and the portion of the premium due from Separating Employee under the new company-sponsored plan (up to a maximum of the monthly amount RI contributes on behalf of Separating Employee under the RI plans). These payments would cease as of November 30, 2002. If Separating Employee's new company-sponsored medical and dental insurances' benefits cease before November 30, 2002, RI will pay for Separating Employee's COBRA coverage under the new company-sponsored plan (up to a maximum of the monthly amount RI contributes on behalf of Separating Employee under the RI plans) until the earlier of 18 months after such COBRA coverage begins or November 30, 2002. Separating Employee understands and acknowledges that if he accepts employment which provides for company-sponsored medical or dental benefits, he will no longer be eligible for COBRA under RI's medical and dental insurance policies.

          D. Separating Employee understands and acknowledges that any stock options granted to him under the Respironics, Inc. 1992 Stock Incentive Plan are exercisable only for the periods following the termination of employment specified in such plan and any related stock option agreements with the Separating Employee. Separating Employee's termination is considered to be a voluntary termination with the consent of RI for purposes of the applicable stock option plans.

          E.   RI will permit Separating Employee to retain the following items:
               (i) the mobile telephone system that is currently installed in his van; (ii) the facsimile equipment and Compaq personal computer that currently are installed in his home; (iii) The Palm Pilot and Wizard 8520 that he currently uses; and (iv) the Toshiba computer with docking station, keyboard and monitor that he currently uses in the office. All RI information must be removed from each of the above items, to the satisfaction of RI, before the items are given to Separating Employee. All costs associated with operating such items after Separating Employee's termination, including, but not limited to, software licenses, repairs, use time, hook ups, etc., shall be paid by Separating Employee.

III. Separating Employee understands and agrees that neither RI nor any successor or affiliate of RI will be obligated in any way to provide him with future employment, compensation, and/or benefits, other than those provided herein, in any amount or for any reason. The above payments include an agreed-upon resolution of any and all payments due Separating Employee pursuant to all employment- or separation-related agreements and/or programs, which amounts were in dispute. This provision does not take away the rights of Separating Employee, as a former employee, under the provisions of RI's 401(k) Plan or Incentive Stock Option Plan as they relate to terminated employees. Moreover, nothing in this provision is intended to affect Separating

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                             ****CONFIDENTIAL****
              R. Crouch Separation Agreement and Complete Release


          Employee's rights as a shareholder, including his right to be elected as a director of RI and compensated therefor.

IV. It is expressly understood and agreed that by entering into this Separation Agreement and Complete Release RI in no way admits that it has treated Separating Employee unlawfully or wrongfully in any way. Neither this Separation Agreement and Complete Release, nor the implementation thereof, shall be construed to be, or shall be admissible in any proceedings as, evidence of an admission by RI of any violation of, or failure to comply with, any federal, state or local law, ordinance, agreement, rule, regulation, or order. However, Separating Employee agrees that this section does not preclude introduction of this Separation Agreement and Complete Release by RI to establish that all of Separating Employee's claims were settled, compromised, and released according to the terms of this Agreement.

V. In consideration for the items described in sections I through II, above, Separating Employee, on behalf of himself, his heirs, representatives, estates, successors and assigns, does hereby irrevocably and unconditionally remise, release and forever discharge RI, RI's parents, subsidiaries, affiliates, benefit plans, and their past, present and future officers, directors, trustees, administrators, agents and employees, as well as the heirs, successors and assigns of any of such persons or such entities, hereinafter separately and collectively called "Releasees", from all manner of suits, actions, causes of action, damages and claims (including, but not limited to, claims for attorneys fees and expenses), known and unknown, that he has, or may have, on behalf of himself or any entity, against any of the Releasees for any actions up to and including the date hereof and the continuing effects thereof. Except for the performance of the provisions of this Separation Agreement and Complete Release, it is the intention of Separating Employee to effect a general release of all such claims.

          This release includes, but is not limited to, claims which were asserted, could have been asserted, or could be asserted by Separating Employee, or on his behalf, arising out of his employment with RI or the termination thereof, including but not limited to, claims under the federal Age Discrimination In Employment Act of 1967, as amended, Title VII of the federal Civil Rights Act of 1964, as amended, the Pennsylvania Human Relations Act, and other federal, state, and local statutes, ordinances, executive orders and regulations prohibiting age, race, sex, non-job-related disability and other types of discrimination, the Employee Retirement Income Security Act of 1974, as amended, and federal, state or local law claims of any kind.

VI. Separating Employee acknowledges that as part of his duties, he had access to confidential and proprietary information and trade secrets, such as sources of supply, designs, data, processes, business plans and strategies, and know-how of RI. All knowledge and information he gained from these sources as well as the business, markets and trade secrets themselves, including all unpatented inventions, designs, know-how, trade secrets, technical information and data, specifications, blueprints, transparencies, test data and additions, modifications and improvements thereon which have been revealed to him shall for all time and for all purposes be regarded by him as strictly confidential and held in trust. Separating Employee will not reveal or disclose the confidential information, proprietary information or trade secrets to any other person, firm, corporation, company or entity. The parties acknowledge that, if a then-current director of RI requests Separating Employee to do work concerning RI, Separating Employee can assist the director by performing such work.

VII. Separating Employee agrees that he has continuing obligations pursuant to the terms of the Employment Agreement and other confidentiality and similar agreements between RI and him. Separating Employee agrees to honor all obligations under these agreements.

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                             ****CONFIDENTIAL****
              R. Crouch Separation Agreement and Complete Release


VIII. Separating Employee and RI agree that, except as required by law, the terms and conditions of this Separation and Complete Release Agreement will be kept completely confidential and will not be discussed, disclosed, or revealed, directly or indirectly, to any person, corporation, or other entity other than to Separating Employee's family and professional advisors consulted by Separating Employee to understand the interpretation, application, and legal effect of this Separation Agreement and Complete Release.

IX. Separating Employee agrees to refrain from making any statements, claims, allegations or assertions against RI or its employees regarding the matters covered by this Separation Agreement and Complete Release.

X. Separating Employee acknowledges that he has been given the opportunity to consider this Separation Agreement and Complete Release for at least twenty-one (21) days, which is a reasonable period of time, and that he has been advised to consult with an attorney in relation thereto, prior to executing this Separation Agreement and Complete Release. Separating Employee further acknowledges that he has had a full and fair opportunity to consult with an attorney and that he has carefully read and fully understands all of the provisions of this Separation Agreement and Complete Release and is voluntarily executing and entering into this Separation Agreement and Complete Release, intending to be legally bound thereby.

XI. For a period of seven (7) days following the execution of this Separation Agreement and Complete Release, Separating Employee may revoke this Separation Agreement and Complete Release by delivery of a written notice revoking the same, within that seven-day period, to the attention of William R. Decker at RI. This Separation Agreement and Complete Release shall not become effective or enforceable until that seven-day revocation period has expired. Once that (7) day period has expired, this Separation Agreement and Complete Release will be forever enforceable.

XII. The parties hereto further understand, covenant, and agree that the terms and conditions of this Separation Agreement and Complete Release constitute the full and complete understandings, agreements, and arrangements of the parties and that there are no agreements, covenants, promises or arrangements other than those set forth or expressly referenced herein. Any subsequent alteration in, or variance from, any term or condition of this Separation Agreement and Complete Release shall be effective only if executed in writing and signed by Separating Employee and an authorized representative of RI.

XIII. This Separation Agreement and Complete Release shall be governed by Pennsylvania law, without regard to choice of law principles.

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                             ****CONFIDENTIAL****
              R. Crouch Separation Agreement and Complete Release


IN WITNESS WHEREOF, the aforesaid parties, having read this Separation Agreement and Complete Release and intending to be legally bound hereby, have caused this Separation Agreement and Complete Release to be executed as of this 12 day of October, 2000.

FOR RESPIRONICS, INC.

By: William R. Decker                        Robert D. Crouch

/s/ William R. Decker                    /s/ Robert D. Crouch
--------------------------------         -----------------------------------
         (signature)                               (signature)




                                         Sworn to and subscribed before me this

                                         12/th/ day of October, 2000.
                                         ------        --------

                                         /s/ Linda L. Farren
                                         ----------------------------
                                                Notary Public

                                         My Commission Expires: June 25, 2001
                                                               ----------------


                ----------------------------------------------
                                 Notarial Seal
                        Linda L. Farren, Notary Public
                      Forest Hills Boro, Allegheny County
                      My Commission Expires June 25, 2001
                ----------------------------------------------
                 Member, Pennsylvania Association of Notaries

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